UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 9/21/2005

Wells Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-25739

MD	58-2328421
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

6200 The Corners Parkway

Norcross, GA 30092-3365

(Address of Principal Executive Offices, Including Zip Code)

770-449-7800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.	Regulation FD Disclosure

On September 21, 2005, Wells Real Estate Investment Trust, Inc. (the “Registrant”) sent a letter to its shareholders providing an update of the Registrant’s portfolio. This letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

EX-99.1	Letter to shareholders dated September 21, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Wells Real Estate Investment Trust, Inc.

Date: September 21, 2005.	By:	/S/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Executive Vice President

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter to shareholders dated September 21, 2005.